Exhibit 10.1

MUTUAL DEED OF RELEASE AND DISCHARGE    Dated 10thofFebruary 2006

This Mutual Deed of Release and Discharge ("Deed") is made between:-

(1) Azur International Inc. a Nevada corporation also registered at 101 N.E. Third Avenue Suite 1220 Fort Lauderdale FL 33301 ("the Buyer"); and

(2) Those persons set out in the Schedule to this Deed, being the Sellers as set forth in the Contract, as defined below, (collectively the "Sellers")

RECITALS

(A) Pursuant to the terms of an agreement dated 24 February 2005 and entered into between the Buyer (1) and each of the Sellers (2) ("the Contract"), the Buyer agreed to purchase and the Sellers agreed to sell the entire issued share capital ("the Airtek Shares") of Airtek Safety Limited, a company registered with company number 3617730 with its registered office at Unit 25 Waterfront Business Park Fleet Hampshire GU51 3QT ("the Company").

(B) During July 2005 an addendum to the Contract ("the Addendum") was signed by all of the Parties amending the terms of the Contract and in particular altering the terms of the payment of the deferred consideration under the Contract.

(C) Pursuant to the terms of the Contract (before and after the execution of the Addendum) in the event of any failure on the part of the Buyer to pay to the Sellers any part of the Deferred Consideration (as defined in the Contract), each of the Sellers is entitled to require the Buyer either to issue shares in the capital of the Buyer (in the amounts and proportions as set out in the Contract) or to require the Buyer to transfer back to each of the Sellers all of the Airtek Shares, in the proportions that were originally transferred pursuant to the Contract.

(D) As security for the performance by the Buyer of its obligations under the Contract each of the Parties entered into an escrow agreement ("the Escrow Agreement") with Marrache & Co Solicitors of 5 Cannon Lane Gibralter ("Marrache") for the deposit in an escrow account to be held by Marrache of the following documents:-

         (i) Share certificates executed on behalf of the Buyer in favour of each of the Sellers, for shares in the capital of the Buyer ("the Azur Certificates");
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         (ii)  Share certificates executed on behalf of the Company in favour of each of the Sellers, for all of the Airtek Shares ("the Airtek Certificates"); and

         (iii) Signed but undated stock transfer forms each signed by the Buyer in favour of the respective Sellers, for the transfer back to the Sellers of all of the Airtek Shares ("the Airtek Transfers").

(E) Pursuant to the terms of this Deed, the Buyer and Sellers agree to mutually terminate the Contract.

(F) The Parties have received notice from Marrache that all of the Airtek Certificates and the Airtek Transfers have been lost.

(G) The Parties wish to procure the termination of the Contract, the transfer back to the Sellers of the Airtek Shares and the immediate return by Marrache to the Buyer of the Azur Certificates.

IT IS AGREED as follows:-

1.       Release And Discharge Of Contract

         1.1 Each of the Sellers and the Buyer hereby agrees and acknowledges that with effect from the execution of this Deed the Contract (as amended by the Addendum) shall terminate and each of the parties to the Contract shall release each of the others from any claim whatsoever which he may have now or in the future against any of the others pursuant to the terms of the Contract and/or the Addendum.

         1.2 Each of the Sellers and the Buyer hereby agrees and acknowledges that all and any Installment Payments (as defined in the Contract) made to any of the Sellers prior to the date of this Deed shall be forfeit and shall not be recoverable by the Buyer notwithstanding the transfer back to the Sellers of the Airtek Shares in accordance with the terms of the Escrow Agreement.

         1.3 Notwithstanding the terms of Clause 2 below, the Buyer shall use its best endeavours to procure the transfer to each of the Sellers of the Airtek Shares pursuant to Clause 1.2 above and to procure that Marrache shall take any actions required by them to procure the same.

2.       Release of Escrowed Collateral

         2.1 Each of the parties hereto shall use its best endeavours to procure that this Agreement shall serve as a request to Marrache immediately to release and return to the Buyer and the Sellers (as appropriate) the Collateral (as defined in the Escrow Agreement)
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         2.2   Insofar as Marrache does not and/or is not able to return the
               Airtek Certificates and/or the Airtek Transfers to the Sellers, the Buyer agrees that it shall:-

               2.2.1 execute additional stock transfer forms for the transfer by the Buyer back to the Sellers of the Airtek Shares;

               2.2.2 undertake to return to the Sellers any of the share certificates that were held by Marrache as Collateral and that are subsequently found by the Buyer;

               2.2.3 to the extent required pursuant to the laws of the state of Florida, USA or such other legal jurisdiction to which the Buyer may be subject, acknowledge, ratify and approve the transfer of the Airtek Shares to the Sellers and the resignation of Donald Winfrey as a director of the Company; and

               2.2.4 use its best endeavours to procure that Marrache shall do and execute such things and documents (if any) as may be reasonably required by the Sellers to effect the transfer of the Airtek Shares.

3        Governing Law

         This Deed and all matters arising from it shall be governed by and construed under the laws of England and shall be subject to the exclusive jurisdiction of the English Courts.

4        Counterparts

         This Deed may be executed by fax and in any number of counterparts, each of which shall be deemed an original. All counterparts together shall constitute one and the same Agreement.

5        Parties In Interest

         This Deed shall enure for the benefit of and be binding upon the parties hereto and their heirs, successors and assigns.

6        Entire Agreement

         This Deed contains the entire agreement of the parties hereto with respect to the subject hereof, and may only be modified or amended by written agreement signed by all parties hereto.

7        Waiver

         The failure of any party to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or the failure of any party to exercise any of their rights hereunder, shall not be construed as a waiver or relinquishment of any such term, condition, or right hereunder and shall not affect any party's ability to exercise any of their rights hereunder, shall not be construed as a waiver or relinquishment of any such term, condition, or right hereunder and shall not affect any party's right to insist on strict performance or compliance with regard to any unexecuted portions of this Agreement or future performance of the terms and conditions herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Deed to be executed as of the date first written above.





SCHEDULE

                                   The Sellers



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             Andrew R Fowles, Rita Mary Jane Cox and Michael Millard
                       Executors of Stephen Cox (deceased)
                   90 Park Street, Camberley, Surrey GU15 3NY
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                               Paul Martin Hucker
               2 Redoaks, Fullers Road, Rowledge, Farnham, Surrey

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                                  David Norman
             26 Forbury Avenue Sawbridgeworth Hertfordshire CM21 9BG

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                                 Graham Parsons
          Rommatt Warbrook Lane Eversley Basingstoke Hampshire RG27 OQJ

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                                   Alan Smith
           Silverwood Church Lane Ewshot Nr Farnham Hampshire GU10 5BD

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                               Richard Stephenson
                   151 Aldershot Road Fleet Hampshire GU51 3GZ

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                                Colin Hutchinson
                   52 Oasthouse Drive Fleet Hampshire TU52 8UL

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                  Spread Trustee Company Limited (as trustee of
                       a Guernsey law trust known as "the
                         John Duggan Settlement" and not
                                   otherwise)
        c/o P O Box No 199 Commerce House St Peters Port Guernsey GY1 3HB
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SIGNED by PAUL HUCKER /s/ PAUL HUCKER
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX

Occupation: Accountant


SIGNED by A R FOWLES
as Executor of Stephen Cox deceased /s/ A R FOWLES
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX

Occupation: Accountant


SIGNED by M. MILLARD
as Executor of Stephen Cox deceased /s/ M. MILLARD
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX

Occupation: Accountant


SIGNED by RITY MARY JANE COX
as Executor of Stephen Cox deceased /s/ RITY MARY JANE COX
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX

Occupation: Accountant
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SIGNED by DAVID NORMAN /s/ DAVID NORMAN
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX

Occupation: Accountant


SIGNED by GRAHAM PARSONS /s/ GRAHAM PARSONS
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX

Occupation: Accountant


SIGNED by ALAN SMITH /s/ ALAN SMITH
in the presence of :

Witness Signature: /s/ Suzanne Phillips

Witness Name: Suzanne Phillips


Address: DELMAR-GIGANTES, S.L.
         C.I.F. B-38.339.024
         Calle Flor de Pascua, 33
         38683 Los Gigantes TENERIFE
         Tele: +34 922 862901
         Fax: +34 922 860959

Occupation: Administrator


SIGNED by RICHARD STEPHENSON /s/ RICHARD STEPHENSON
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX

Occupation: Accountant

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SIGNED by COLIN HUTCHINSON /s/ COLIN HUTCHINSON
in the presence of :

Witness Signature: /s/ John Cose


Witness Name: /s/ John Cose


Address: 16 Phillips Hatch Wonersh, Guildford, GU5 0PX


Occupation: Accountant


SIGNED by [ ] for and on
behalf of SPREAD TRUSTEE COMPANY LIMITED in the presence of :

Witness Signature:

Witness Name:


Address:

Occupation:


SIGNED by [/s/ Don Winfrey , President ] for and
on behalf of AZUR INTERNATIONAL
LIMITED in the presence of :

Witness Signature: /s/ Albert Lazo


Witness Name: Albert Lazo

Address: 101 NE 3rd Ave, Suite 1220, Ft. Lauderdale, Fl 33301

Occupation: Attorney